ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 97.7%

Equity Fund – 97.7%
Invesco Nasdaq Internet ETF*	29,438	$6,791,641
Invesco QQQ Trust Series 1(a)	47,601	15,190,907
iShares Core S&P Small-Cap ETF	12,667	1,374,749
iShares Russell 2000 Growth ETF(a)	8,682	2,611,025
Technology Select Sector SPDR Fund	88,683	11,777,989
Vanguard Total Stock Market ETF	8,655	1,788,902

Total Exchange Traded Funds
(Cost $40,231,459)		39,535,213

MONEY MARKET FUND – 2.2%
Fidelity Investments Money Market Government Portfolio – Class I, 0.01%(b) (Cost $880,043)	880,043	880,043

REPURCHASE AGREEMENTS – 1.5%(c)
Citigroup Global Markets, Inc., dated 03/31/21, due 04/01/21, 0.01%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 1.13%-4.00%, 05/15/23-09/15/57, totaling $253,469)	$249,000	249,000
Daiwa Capital Markets America, dated 03/31/21, due 04/01/21, 0.01%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 05/04/21-04/01/51, totaling $253,278)	249,000	249,000
Deutsche Bank Securities, Inc., dated 03/31/21, due 04/01/21, 0.00%, total to be received $103,807, (collateralized by various U.S. Government Agency Obligations, 1.50%-8.00%, 09/01/21-04/01/51, totaling $105,633)	103,807	103,807
Total Repurchase Agreements
(Cost $601,807)		601,807

Total Investments – 101.4%
(Cost $41,713,309)		41,017,063
Liabilities in Excess of Other Assets – (1.4%)		(576,185)
Net Assets – 100.0%		$40,440,878

ETF - Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $13,936,322; the aggregate market value of the collateral held by the fund is $13,615,529. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $13,013,722.
(b)	Rate shown reflects the 7-day yield as of March 31, 2021.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$39,535,213	$–	$–	$39,535,213
Money Market Fund	880,043	–	–	880,043
Repurchase Agreements	–	601,807	–	601,807
Total	$40,415,256	$601,807	$–	$41,017,063

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Equity Fund	97.7%
Money Market Fund	2.2
Repurchase Agreements	1.5
Total Investments	101.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%